Exhibit 10.3
OMNIBUS CONSENT, WAIVER AND AMENDMENT

This OMNIBUS CONSENT, WAIVER AND AMENDMENT (this “Consent”) is dated as of June 11, 2019 and is entered into by and among HORIZON GLOBAL CORPORATION, a Delaware corporation (“Borrower”), the other Loan Parties party hereto, the financial institutions party to this Consent as Lenders, and CORTLAND CAPITAL MARKET SERVICES LLC, in its capacity as administrative agent and collateral agent (“Agent”).
RECITALS
WHEREAS, the Borrower, the other Loan Parties party hereto, the Agents and the Lenders have entered into that certain Second Lien Term Loan Credit Agreement, dated as of March 15, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower and the other Loan Parties have requested that the Agent and Lenders consent to the dissolution and liquidation of certain Subsidiaries identified on Schedule 1 attached hereto subject to the terms and conditions set forth below (the “Proposed Reorganization”);
WHEREAS, subject to the terms of this Consent, the Agent and Required Lenders have agreed to consent to the Proposed Reorganization;
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Documents and this Consent, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Initially capitalized terms used but not otherwise defined in this Consent have the respective meanings set forth in the Credit Agreement.
ARTICLE II
RECITALS
The foregoing Recitals are hereby made as part of this Consent.

ARTICLE III
LIMITED CONSENT UNDER THE LOAN AGREEMENT
3.01Limited Consent.
(a)The Loan Parties hereby acknowledge that the Proposed Reorganization is not permitted under Section 6.03 of the Credit Agreement. The Loan Parties have therefore requested that the Agent and Lenders consent to the consummation of the Proposed Reorganization. Subject to the occurrence of the Consent Effective Date, the Agent and the Required Lenders party hereto hereby consent to the consummation of the Proposed Reorganization and waive any Events of Default that would have otherwise resulted therefrom so long as (i) the assets, if any, of the entities listed on Schedule 1, shall be distributed or otherwise transferred to a Loan Party that is not listed on Schedule 1; and (ii) the Borrower shall deliver to the Agent, as soon as available, and in any event not later than the next monthly financial statements due under Section 5.01(k) of the Credit Agreement after giving effect to any portion of the Proposed Reorganization, an updated organization chart which accurately shows the Borrower and Loan Parties after giving effect to implementing all or any portion of the Proposed Reorganization.
(b)The consents in this Section 3.01 shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach, Default or Event of Default nor as a waiver of any breach, Default or Event of Default of which the Agent and the Lenders have not been informed by the Loan Parties, (ii) affect the right of the Agent or the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically waived by this Consent, (iii) be deemed a waiver or consent to of any transaction or future action on the part of any Loan Party requiring the Agent’s or any Lender’s consent or approval under the Loan Documents, other than as expressly set forth herein, or (iv) except as consented to hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Loan Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Each Loan Party hereby represents and warrants to each Lender and the Agent, as of the date hereof and as of the Consent Effective Date, as follows:

4.01Authority. The execution, delivery and performance by such Loan Party of this Consent, and the transactions contemplated hereby or thereby, have been duly authorized by all necessary action, and this Consent is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.02Representations and Warranties. Each representation and warranty of such Loan Party in the Loan Documents is true and correct as of the date hereof, after giving effect to this Consent (except for representations and warranties that expressly relate to an earlier date and except for the representations and warranties set forth in Section 3.04(d) {No Material Adverse Change} and Section 3.15 {Solvency} of the Loan Agreement).
4.03Governmental Approvals; No Conflicts. The execution, delivery, and performance by such Loan Party of this Consent (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any Subsidiary of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary of any Loan Party or their assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary of any Loan Party , except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary of any Loan Party, except Liens created under the Loan Documents and Liens permitted by Section 6.02 of the Loan Agreement, and (e) do not require any acknowledgement, agreement or consent under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary of any Loan Party or their assets, except for such acknowledgements, agreements and consents as have been obtained or made and are in full force and effect, and such acknowledgements, agreements or consents the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect.
4.04No Defaults. No Default or Event of Default has occurred and is continuing.
4.05Beneficial Ownership Certification. As of the date hereof, the information included in the Beneficial Ownership Certification (as defined in the Loan Agreement after giving effect to this Consent), if applicable, is true and correct in all respects.
4.06Best Interest of the Borrower. That the Proposed Reorganization is in the best interests of the Loan Parties and is not materially disadvantageous to the Lenders.
ARTICLE V
[RESERVED]

ARTICLE VI
CONDITIONS PRECEDENT AND FURTHER ACTIONS

6.01Conditions Precedent. The limited consent and waiver in Article III shall be deemed effective as of the date first set forth above when each of the following conditions precedent have been satisfied in form and substance satisfactory to the Agent and its counsel (such date, the “Consent Effective Date”):
(a)The Agent shall have received duly executed counterparts of this Consent which, when taken together, bear the authorized signatures of the Loan Parties, the Agent and the Required Lenders;
(b)The Agent shall have received fully executed consents from each of the required lenders under the ABL Credit Agreement and First Lien Term Loan Credit Agreement approving the Proposed Reorganization on such terms and conditions as Agent shall approve; and
(c)The Borrower shall have paid all fees and expenses (provided that legal fees required to be paid as a condition precedent to the occurrence of the Consent Effective Date shall be limited to such legal fees as to which Borrower have received a summary invoice) owed to and/or incurred by the Agent in connection with this Consent.

6.02Further Actions. Each of the Loan Parties to this Consent agrees that at any time and from time to time upon the written request of the Agent, it will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Consent.

ARTICLE VII
REAFFIRMATION

Each Loan Party hereby (i) acknowledges and consents to this Consent; (ii) reaffirms its obligations under the Guarantees, the Security Documents and the other Loan Documents; (iii) reaffirms the Liens granted by it pursuant to the Security Documents; and (iv) confirms that the Guarantees, the Security Documents and the other Loan Documents remain in full force and effect, without defense, offset or counterclaim. Although each Guarantor has been informed of the terms of the Consent, such Guarantor hereby confirms that it understands and agrees that the Agent and the Lenders have no duty to so notify such Guarantor or any other guarantor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transaction, past or future.

ARTICLE VIII
MISCELLANEOUS

8.01Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Loan Parties, Agent, Lenders, Secured Parties, and their respective successors and assigns. The successors and assigns of the Loan Parties include, without limitation, their respective receivers, trustees, and debtors-in-possession.
8.02Further Assurances. Each Loan Party party hereto hereby agrees from time to time, as and when requested by the Agent or any Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Consent and the other Loan Documents.
8.03Loan Document. This Consent shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.
8.04Governing Law. THIS CONSENT AND, UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
8.05Consent to Forum.
(a)Forum. EACH LOAN PARTY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.09 OF THE LOAN AGREEMENT. A FINAL JUDGMENT IN ANY PROCEEDING OF ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.
(b)Other Jurisdictions. Nothing herein shall limit the right of Agent, any Security Trustee or any Lender to bring proceedings against any Loan Party (other than a Mexican Domiciled Grantor) in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law (except with respect to service of process to Mexican Domiciled Grantors). Nothing in this Consent shall be deemed to preclude enforcement by Agent or any Security Trustee of any judgment or order obtained in any forum or jurisdiction. Final judgment against a Loan Party in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the country in which such Loan Party is domiciled, by suit on the judgment.
(c)Each Mexican Domiciled Grantors waives any right to any jurisdiction (other than as provided under Section 8.04 above and this Section 8.05) to which they may be entitled under Applicable Law, by reason of its present or future domicile, or otherwise, for the purposes of proceedings against or involving any of the Mexican Domiciled Grantors, and waives any objection to those courts on the ground of venue or forum non conveniens.

8.06Severability. Wherever possible, each provision of this Consent shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Consent shall remain in full force and effect.
8.07Entire Agreement. Time is of the essence of this Consent. This Consent constitutes the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
8.08Execution in Counterparts. This Consent may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Consent shall become effective on the Consent Effective Date. Delivery of a signature page of this Consent by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.
8.09Costs and Expenses. The Borrower agrees to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent.
8.10Reference to and Effect upon the Loan Documents. The Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof, and are hereby ratified and confirmed. In each case except as expressly provided in this Consent, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness of this Consent, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.
8.11Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
Balance of Page Intentionally Left Blank
Signature Pages Follow

IN WITNESS WHEREOF, duly authorized representatives of the parties have executed this Consent and the parties have delivered this Consent, each as of the day and year first written above.

LOAN PARTIES: HORIZON GLOBAL CORPORATION, a Delaware corporation By: /s/ Jay Goldbaum Name: Jay Goldbaum Title: General Counsel, Chief Compliance Officer and Corporate Secretary
HORIZON GLOBAL AMERICAS INC., a Delaware corporation By: /s/ Jay Goldbaum Name: Jay Goldbaum Title: Vice President and Secretary

CEQUENT UK LIMITED, a company incorporated in England and Wales with company number 08081641

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

CEQUENT TOWING PRODUCTS OF CANADA LTD., a company formed under the laws of the Province of Ontario

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON GLOBAL COMPANY LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON INTERNATIONAL HOLDINGS LLC,
a Delaware limited liability company
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

CEQUENT NEDERLAND HOLDINGS B.V.,
a company formed under the laws of the Netherlands
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

CEQUENT MEXICO HOLDINGS B.V.,
a company formed under the laws of the Netherlands
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

CEQUENT SALES COMPANY DE MEXICO, S. DE R.L. de C.V.,
a limited liability company formed under the laws of Mexico
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

CEQUENT ELECTRICAL PRODUCTS DE MEXICO, S. DE R.L. de
C.V.,
a limited liability company formed under the laws of Mexico

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON GLOBAL DIGITAL LIMITED,
a company incorporated in England and Wales with company number
10932461

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA UK LIMITED, a company incorporated in England and
Wales with company number 05569242

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

HORIZON GLOBAL EUROPEAN HOLDINGS LIMITED, a company
incorporated in England and Wales with company number 08480228

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

C.P. WITTER LIMITED, a company incorporated in England and Wales with company number 01362420

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

TEIJS HOLDING B.V., a Dutch private limited liability company
(besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

TEIJS B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

TERWA HOLDING B.V., a Dutch private limited liability company
(besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

TERWA INVESTOR B.V., a Dutch private limited liability company
(besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

TERWA INNOVATION B.V., a Dutch private limited liability company
(besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

HORIZON SOURCING B.V., a Dutch private limited liability company
(besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

CEQUENT BRAZIL HOLDINGS COOPERATIEF W.A., a Dutch
cooperative with statutory liability (coöperatie met wettelijke aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

HGHK SERVICES C.V., a Dutch limited partnership (commanditaire vennootschap)

Represented by its general partner:
Horizon Euro Finance

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HG GERMANY HOLDINGS GMBH, a limited liability company
incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA-AUTOMOTIVE HOLDING GMBH, a limited liability
company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA-AUTOMOTIVE GMBH, a limited liability company
incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

HENRICHS BETEILIGUNGSGESELLSCHAFT MBH, a limited
liability company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA-AUTOMOTIVE BETEILIGUNGSGESELLSCHAFT
MBH, a limited liability company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

HORIZON GLOBAL GERMANY GMBH, a limited liability company
incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA AMERICAN HITCH, INC.,
a Delaware corporation

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON REAL FINANCE LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON GBP FINANCE LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON SOURCING HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON EURO FINANCE LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

AGENT AND LENDERS: CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent and Collateral Agent By: /s/ Matthew Trybula Name: Matthew Trybula Title: Associate Counsel

CORRE PARTNERS MANAGEMENT, L.L.C., as a Lender Representative By: /s/ John Barrettt Name: John Barrett Title: Authorized Signatory
CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as a Lender By: /s/ John Barrettt Name: John Barrett Title: Authorized Signatory
CORRE HORIZON FUND, LP, as a Lender By: /s/ John Barrettt Name: John Barrett Title: Authorized Signatory

SCHEDULE 1

The following entities will be dissolved and liquidated:

1.	Horizon Sourcing B.V., a Dutch private limited liability company

2.	Horizon Sourcing Holdings LLC, a Delaware limited liability company

3.	HGHK Services C.V., a Dutch limited partnership

4.	Westfalia American Hitch Inc., a Delaware corporation

5.	Westfalia UK Ltd., a company incorporated in England and Wales with company number 05569242

6.	TeIJs Holding B.V., a Dutch private limited liability company

7.	TeIJS B.V., a Dutch private limited liability company

8.	Terwa Holding B.V., a Dutch private limited liability company

9.	Terwa Innovation B.V., a Dutch private limited liability company

10.	Terwa Investors B.V., a Dutch private limited liability company

11.	Horizon Euro Finance LLC, a Delaware limited liability company

12.	Henrichs Beteiligungsgesellschaft mbH, a limited liability company incorporated under
German law